                                                                    EXHIBIT 10.2

                                  MYOGEN, INC.

                        2003 EMPLOYEE STOCK PURCHASE PLAN

             ADOPTED BY THE BOARD OF DIRECTORS ON SEPTEMBER 24, 2003
               APPROVED BY THE STOCKHOLDERS ON SEPTEMBER 30, 2003

         1.       PURPOSE.

                  (a) The purpose of this Plan is to provide a means by which Employees of the Company and certain designated Subsidiaries may be given an opportunity to purchase stock of the Company.

                  (b) The Company, by means of the Plan, seeks to retain the services of its Employees, to secure and retain the services of new Employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

                  (c) The Company intends that the Purchase Rights granted under the Plan be considered options issued under an Employee Stock Purchase Plan.

         2.       DEFINITIONS.

         As used in the Plan and any Offering, unless otherwise specified, the following terms have the meanings set forth below:

         (a)      "BOARD" means the Board of Directors of the Company.

         (b)      "CODE" means the Internal Revenue Code of 1986, as amended.

         (c) "COMMITTEE" means a committee appointed by the Board in accordance with Section 3(c) of the Plan.

         (d)      "COMMON STOCK" means the common stock of the Company.

         (e)      "COMPANY" means Myogen, Inc., a Delaware corporation.

         (f) "CONTRIBUTIONS" means the payroll deductions, and other additional payments specifically provided for in the Offering, that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account, if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld through payroll deductions during the Offering.

         (g) "CORPORATE TRANSACTION" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

         (1)      a dissolution or liquidation of the Company;

         (2) a lease, sale, or other disposition of all or substantially all of the assets of the Company;

         (3) a merger or consolidation in which the Company is not the surviving corporation;

         (4) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise;

         (5) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Subsidiary) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors; or

         (6) the individuals who, as of the date of the adoption of this Plan, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least fifty percent (50%) of the Board, provided that if the election, or nomination for election by the Company's stockholders, of a new director was approved by a vote of at least fifty percent (50%) of the members of the Board then comprising the Incumbent Board, such new director shall upon his or her election be considered a member of the Incumbent Board.

         (h)      "DIRECTOR" means a member of the Board.

         (i) "EARNINGS" of an Employee with respect to any Offering has the meaning defined in such Offering.

         (j) "ELIGIBLE EMPLOYEE" means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

         (k) "EMPLOYEE" means any person, including Officers and Directors, who is employed for purposes of Section 423(b)(4) of the Code by the Company or a Subsidiary. Neither service as a Director nor payment of a director's fee shall be sufficient to make an individual an Employee of the Company or a Subsidiary.

         (l) "EMPLOYEE STOCK PURCHASE PLAN" means a plan that grants Purchase Rights intended to be options issued under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Code.

         (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (n) "FAIR MARKET VALUE" means the value of a security, as determined in good faith by the Board. If the security is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of the security, unless otherwise determined by the Board, shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on the relevant determination date (or if the relevant determination date does not fall on a Trading Day, the Trading Day prior to the relevant determination date), as reported in The Wall Street Journal or such other source as the Board deems reliable.

         (o)      "INITIAL OFFERING" means the first Offering under this Plan.

         (p) "NON-EMPLOYEE DIRECTOR" means a director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-Employee director" for purposes of Rule 16b-3.

         (q) "OFFERING" means the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees.

         (r) "OFFERING DATE" means a date selected by the Board for an Offering to commence.

         (s) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder

         (t) "OUTSIDE DIRECTOR" means a director who either (i) is not a current Employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the
Code), is not a former Employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an Officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         (u) "PARTICIPANT" means an Eligible Employee who holds an outstanding Purchase Right granted pursuant to the Plan.

         (v)      "PLAN" means this Myogen, Inc. 2003 Employee Stock Purchase
Plan.

         (w) "PURCHASE DATE" means one or more dates during an Offering established by the Board on which Purchase Rights shall be exercised and as of which purchases of shares of Common Stock shall be carried out in accordance with such Offering.

         (x) "PURCHASE PERIOD" means a period of time specified within an Offering beginning on the Offering Date or on the next day following a Purchase Date within an Offering and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

         (y) "PURCHASE RIGHT" means an option to purchase shares of Common Stock granted pursuant to the Plan.

         (z) "RELATED CORPORATION" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

         (aa)     "SECURITIES ACT" means the Securities Act of 1933, as amended.

         (bb) "SUBSIDIARY" means any subsidiary corporation of the Company, whether now or hereafter existing, as such term is defined in Section 424(f) of the Code.

         (cc) "TRADING DAY" means any day the exchange(s) or market(s) on which shares of Common Stock are listed, whether it be any established stock exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or otherwise, is open for trading.

         3.       ADMINISTRATION.

                  (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subparagraph 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

                  (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                           (i)      To determine when and how Purchase Rights
shall be granted and the provisions of each offering of such Purchase Rights (which need not be identical).

                           (ii)     To designate from time to time which
Subsidiaries shall be eligible to participate in the Plan.

                           (iii)    To construe and interpret the Plan and
Purchase Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the

Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                           (iv)     To amend the Plan as provided in paragraph
14.

                           (v)      Generally, to exercise such powers and to
perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

                  (c) The Board may delegate administration of the Plan to a Committee of the Board composed of two (2) or more members, all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. If administration is delegated to a Committee, references to the Board in this Plan and in the Offering document shall thereafter be deemed to be to the Board or the Committee, as the case may be.

                  (d) Any interpretation of the Plan by the Board of any decision made by it under the Plan shall be final and binding on all persons.

         4.       SHARES SUBJECT TO THE PLAN.

                  (a) Subject to the provisions of paragraph 13 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Purchase Rights granted under the Plan (the "Reserved Shares"), shall not exceed in the aggregate one hundred thousand (100,000) shares of the Common Stock. As of each January 1, beginning with January 1, 2004, and continuing through and including January 1, 2013, the number of Reserved Shares will be increased automatically by the lesser of (i) one and one fourth percent (1.25%) of the total number of shares of the Common Stock outstanding on such January 1 or (ii) five hundred thousand (500,000) shares. Notwithstanding the foregoing, the Board may designate a smaller number of shares to be added to the share reserve as of a particular January 1. If any Purchase Right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such Purchase Right shall again become available for the Plan.

                  (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

         5.       GRANT OF RIGHTS; OFFERING.

                  (a) The Board or the Committee may from time to time grant or provide for the grant of Purchase Rights under the Plan to Eligible Employees in an Offering on an Offering Date or Offering Dates selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Employees granted Purchase Rights under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 6 through 9, inclusive.

                  (b) If a Participant has more than one (1) Purchase Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder, a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right if two (2) Purchase Rights have identical exercise prices), will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if two (2) Purchase Rights have identical exercise prices) will be exercised.

         6.       ELIGIBILITY.

                  (a) Rights may be granted only to Employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 3(b), to Employees of any Subsidiary of the Company. Except as provided in subparagraph 6(b), an Employee of the Company or any Subsidiary shall not be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or any Subsidiary for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no Employee of the Company or any Subsidiary shall be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee's customary employment with the Company or such Subsidiary is for at least twenty (20) hours per week and at least five (5) months per calendar year.

                  (b) The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an Eligible Employee of the Company or designated Subsidiary will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or a date which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right shall thereafter be deemed to be a part of that Offering. Such Purchase Right shall have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

                           (i)      the date on which such Purchase Right is
granted shall be the "Offering Date" of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

                           (ii)     the period of the Offering with respect to
such Purchase Right shall begin on its Offering Date and end coincident with the end of such Offering; and

                           (iii)    the Board or the Committee may provide that
if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

                  (c) No Employee shall be eligible for the grant of any Purchase Rights under the Plan if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this subparagraph 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options (whether vested or unvested) shall be treated as stock owned by such Employee.

                  (d) An Eligible Employee may be granted Purchase Rights under the Plan only if such Purchase Rights, together with any other Purchase Rights granted under Employee Stock Purchase Plans of the Company and any Related Corporations do not permit such Employee's Purchase Rights or any Related Corporation to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such Purchase Rights are granted) for each calendar year in which such Purchase Rights are outstanding at any time.

                  (e) Officers of the Company and any designated Subsidiary shall be eligible to participate in Offerings under the Plan; provided, however, that the Board may provide in an Offering that certain Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

         7.       RIGHTS; PURCHASE PRICE.

                  (a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted a Purchase Right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding twenty percent (20%) of such Employee's Earnings during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one (1) or more Purchase Dates during an Offering on which Purchase Rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

                  (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any Participant as well as a maximum aggregate number of shares that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one (1) Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

                  (c) The per share purchase price of stock acquired pursuant to Purchase Rights granted under the Plan shall be not less than the lesser of:

                           (i)      an amount equal to eighty-five percent (85%)
of the Fair Market Value of a share of Common Stock on the Offering Date; or

                           (ii)     an amount equal to eighty-five percent (85%)
of the Fair Market Value of a share of Common Stock on the Purchase Date.

         8.       PARTICIPATION; WITHDRAWAL; TERMINATION.

                  (a) A Participant may elect to authorize payroll deductions pursuant to an Offering under the Plan by completing and delivering to the Company, within the time specified in the Offering, an enrollment form (in such form as the Company may provide). Each such enrollment form shall authorize an amount of Contributions expressed as a percentage of the submitting Participant's Earnings during the Offering (not to exceed any maximum percentage or amount specified by the Board). Each Participant's Contributions shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. To the extent provided in the Offering, a Participant may begin such Contributions after the beginning of the Offering. To the extent provided in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions.

                  (b) During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company may provide. Such withdrawal may be elected at any time prior to the end of the Offering, except as provided otherwise in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated Contributions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the Participant) under the Offering, and such Participant's Purchase Rights in that Offering shall thereupon terminate. A Participant's withdrawal from an Offering shall have no effect upon such Participant's eligibility to participate in any other Offerings under the Plan, but such Participant shall be required to deliver a new enrollment form in order to participate in subsequent Offerings.

                  (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon a Participant ceasing to be an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated or otherwise ineligible Employee all of his or her accumulated Contributions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the terminated or otherwise ineligible Employee) under the Offering.

                  (d) Rights shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 15 and, during a Participant's lifetime, shall be exercisable only by such Participant.

                  (e) Unless otherwise specified in an Offering, the Company shall have no obligation to pay interest on Contributions.

                  (f) Notwithstanding any other provision of this Plan, in connection with the Initial Offering, each Eligible Employee who is employed on the date the Company's Common Stock is first offered to the public under a registration statement declared effective under the Securities Act automatically shall be enrolled in the Initial Offering, with a Purchase Right for that number of shares of Common Stock purchasable with 20% of the Eligible Employee's Earnings, subject to any limitations set forth in the Offering. Following the filing of an effective registration statement pursuant to a Form S-8, such Eligible Employee shall be provided a certain period of time, as determined by the Company in its sole discretion, within which to elect to authorize payroll deductions for the purchase of shares during the Initial Offering (which may be for a percentage that is less than 20% of the Eligible Employee's Earnings). If such Eligible Employee elects not to authorize such payroll deductions, the Eligible Employee instead may purchase shares of Common Stock under the Plan by delivering a single cash payment for the purchase of such shares to the Company prior to the ten (10) day period (or such shorter period of time as determined by the Company and communicated to Participants) immediately preceding the Purchase Date under the Initial Offering. If an Eligible Employee neither elects to authorize payroll deductions nor chooses to make a cash payment in accordance with the foregoing sentence, then the Eligible Employee shall not purchase any shares of Common Stock during the Initial Offering. After the end of the Initial Offering, in order to participate in any subsequent Offerings, an Eligible Employee must enroll and authorize payroll deductions prior to the commencement of the Offering; provided, however, that once an Eligible Employee enrolls in an Offering and authorizes payroll deductions (including in connection with the Initial Offering), the Eligible Employee automatically shall be enrolled for all subsequent Offerings until he or she elects to withdraw from an Offering, as provided in paragraph (b) above, or terminates his or her participation in the Plan, as provided in paragraph (c) above.

         9.       EXERCISE.

                  (a) On each Purchase Date specified therefor in the relevant Offering, each Participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of Purchase Rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each Participant's account after the purchase of shares which is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering shall be held in each such Participant's account for the purchase of shares under the next Offering under the Plan, unless such Participant withdraws from such next Offering, as provided in subparagraph 8(b), or is no longer eligible to be granted Purchase Rights under the Plan, as provided in paragraph 6, in which case such amount shall be distributed to the Participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any Participant's account after the purchase of shares which is equal to the amount required to purchase one or more whole shares of Common Stock on the final Purchase Date of an Offering shall be distributed in full to the Participant after such Purchase Date, without interest.

                  (b) No Purchase Rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including Purchase Rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no Purchase Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no Purchase Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

         10.      COVENANTS OF THE COMPANY.

                  (a) During the terms of the Purchase Rights granted under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Purchase Rights, provided that the Company shall not be obligated to keep available shares in excess of the limits set forth or described in paragraphs 4 and 7 of the Plan and any corresponding or additional limits set forth in an Offering.

                  (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Purchase Rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Purchase Rights unless and until such authority is obtained.

         11.      USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Purchase Rights granted under the Plan shall constitute general funds of the Company.

         12.      RIGHTS AS A STOCKHOLDER.

         A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to Purchase Rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of Purchase Rights under the Plan are recorded in the books of the Company (or its transfer agent).

         13.      ADJUSTMENTS UPON CHANGES IN STOCK; CORPORATE TRANSACTIONS.

                  (a) If any change is made in the stock subject to the Plan, or subject to any Purchase Rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding Purchase Rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Purchase Rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

                  (b) In the event of a Corporate Transaction, then: (i) any surviving or acquiring corporation may continue or assume Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation does not continue or assume such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the Plan, then, the Participants' accumulated Contributions shall be used to purchase shares of Common Stock within five (5) business days prior to the Corporate Transaction under the ongoing Offering, and the Participants' Purchase Rights under the ongoing Offering shall terminate immediately after such purchase.

         14.      AMENDMENT OF THE PLAN OR OFFERINGS.

                  (a) The Board at any time, and from time to time, may amend the Plan or the terms of one or more Offerings. However, except as provided in paragraph 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within the time and to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code or other applicable laws or regulations. It is expressly contemplated that the Board may amend the Plan or an Offering in any respect the Board deems necessary or advisable to provide Eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Purchase Rights granted under an Offering into compliance therewith.

                  (b) The Board may, in its sole discretion, submit any amendment to the Plan or an Offering for stockholder approval.

                  (c) Purchase Rights and obligations under any Purchase Rights granted before amendment of the Plan or Offering shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such Purchase Rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or Purchase Rights granted under an Offering comply with the requirements of
Section 423 of the Code.

         15.      DESIGNATION OF BENEFICIARY.

                  (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if applicable, from the Participant's account under the Plan in the event of such Participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death during an Offering.

                  (b) Such designation of beneficiary may be changed by the Participant at any time by written notice in the form prescribed by the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or if an entity, is otherwise in existence) at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one (1) or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may determine.

         16.      TERMINATION OR SUSPENSION OF THE PLAN.

                  (a) The Board in its discretion, may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board. The Plan shall automatically terminate if all the shares subject to the Plan pursuant to subparagraph 4(a) are issued. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

                  (b) Rights and obligations under any Purchase Rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such Purchase Rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or Purchase Rights granted under an Offering comply with the requirements of Section 423 of the Code.

         17.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective on the same day on which the Company's registration statement under the Securities Act with respect to the initial public offering of shares of the Company's Common Stock becomes effective (the "Effective Date"), but no Purchase Rights granted under the Plan shall be exercised unless and until the Plan had been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.

         18.      MISCELLANEOUS PROVISIONS.

                  (a) All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Colorado, without regard to such state's conflict of laws rules.

                  (b) The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering shall in any way alter the at will nature of a Participant's employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.